UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 2, 2026 (January 1, 2026)

SYNOVUS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Georgia	001-10312	58-1134883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 W. 14th Street, Columbus, Georgia	31901
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (706) 641-6500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $1.00 per share	SNV	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D	SNV-PrD	New York Stock Exchange
Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series E	SNV-PrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on January 1, 2026 (the “Closing Date”) of the previously announced Merger (as defined below) contemplated by the Agreement and Plan of Merger, dated as of July 24, 2025 (the “Merger Agreement”), by and among Synovus Financial Corp., a Georgia corporation (“Synovus”), Pinnacle Financial Partners, Inc., a Tennessee corporation (“Pinnacle”), and Steel Newco Inc., a Georgia corporation (“Newco”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, on the Closing Date, each of Synovus and Pinnacle merged with and into Newco simultaneously, with Newco as the surviving entity (such mergers, collectively, the “Merger”). In connection with the closing of the Merger, Newco changed its name from Steel Newco Inc. to Pinnacle Financial Partners, Inc. Upon completion of the Merger, the separate corporate existence of each of Synovus and Pinnacle ceased, and Newco became the parent holding company for the combined organization. The headquarters for Newco is located in Atlanta, Georgia.

Following the Merger, Pinnacle Bank, a Tennessee state-chartered bank and wholly owned subsidiary of Pinnacle, became a member bank of the Federal Reserve System (the “FRS Membership”). Immediately following the effectiveness of the FRS Membership, Synovus Bank, a Georgia state-chartered bank and wholly owned subsidiary of Synovus, merged with and into Pinnacle Bank, with Pinnacle Bank continuing as the surviving bank (the “Bank Merger”). Upon the closing of the Bank Merger, the separate corporate existence of Synovus Bank ceased. Pinnacle Bank continues to operate under the name “Pinnacle Bank” and remains headquartered in Nashville, Tennessee.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of common stock, par value $1.00 per share, of Synovus (“Synovus Common Stock”) issued and outstanding immediately prior to the Effective Time (other than certain shares held by Synovus or Pinnacle, in each case as specified in the Merger Agreement) was converted into the right to receive 0.5237 shares of Newco (“Newco Common Stock”), and (ii) each share of common stock, par value $1.00 per share, of Pinnacle (“Pinnacle Common Stock”) issued and outstanding immediately prior to the Effective Time (other than certain shares held by Pinnacle or Synovus, in each case as specified in the Merger Agreement) was converted into the right to receive one share of common stock, par value $1.00 per share, of Newco Common Stock. Each holder of Synovus Common Stock who otherwise would have been entitled to receive a fractional share of Newco Common Stock (after taking into account all shares held by such holder) will instead receive cash (without interest) in lieu of such fractional share in accordance with the Merger Agreement. All shares of Synovus Common Stock and Pinnacle Common Stock converted pursuant to the Merger Agreement ceased to be outstanding and were cancelled and retired at the Effective Time.

At the Effective Time, (i) each share of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, no par value, of Synovus (“Synovus Series D Preferred Stock”) issued and outstanding immediately prior to the Effective Time was automatically converted into the right to receive a share of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A, no par value, of Newco (“Newco Series A Preferred Stock”), (ii) each share of Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series E, no par value, of Synovus (“Synovus Series E Preferred Stock” and, together with the Synovus Series D Preferred Stock, the “Synovus Preferred Stock”) issued and outstanding immediately prior to the Effective Time was automatically converted into the right to receive a share of Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B, no par value, of Newco (“Newco Series B Preferred Stock”), and (iii) each share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series B, no par value, of Pinnacle (“Pinnacle Preferred Stock”) issued and outstanding immediately prior to the Effective Time was automatically converted into the right to receive a share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series C, no par value, of Newco (“Newco Series C Preferred Stock” and, together with the Newco Series A Preferred Stock and Newco Series B Preferred Stock, the “Newco Preferred Stock”).

In addition, at the Effective Time, each outstanding depositary share representing a 1/40th interest in a share of Pinnacle Preferred Stock issued and outstanding immediately prior to the Effective Time was converted into a Newco depositary share representing a 1/40th interest in a share of Newco Series C Preferred Stock (each, a “Newco Series C Depositary Share” and, collectively, the “Newco Depositary Shares”).

Pursuant to the Merger Agreement, at the Effective Time, each outstanding award of restricted stock units in respect of Synovus Common Stock (each, a “Synovus RSU Award”) was automatically assumed by Newco and converted into an award of restricted stock units relating to Newco Common Stock, with the number of shares of Newco Common Stock underlying each such award equal to the product of (x) the number of shares of Synovus Common Stock subject to such Synovus RSU Award immediately prior to the Effective Time and (y) 0.5237, rounded up to the nearest whole share, and otherwise subject to the same terms and conditions as applied immediately prior to the Effective Time. In addition, pursuant to the Merger Agreement, at the Effective Time, each outstanding award of restricted stock units in respect of Pinnacle Common Stock (each, a “Pinnacle RSU Award”) granted prior to the date of the Merger Agreement or held by a non-employee member of the Pinnacle board of directors vested in full and was converted into the right to receive, without interest and less applicable tax withholdings, a number of shares of Newco Common Stock equal to the number of shares of Pinnacle Common Stock subject to such Pinnacle RSU Award immediately prior to the Effective Time, together with a cash payment equal to all dividend equivalents accrued but unpaid as of the Effective Time, payable as soon as practicable following the Closing Date. Each remaining Pinnacle RSU Award outstanding immediately prior to the Effective Time was automatically assumed by Newco and converted into a corresponding award of restricted stock units relating to Newco Common Stock, with the number of shares of Newco Common Stock underlying each such award equal to the number of shares of Pinnacle Common Stock subject to the award immediately prior to the Effective Time and otherwise subject to the same terms and conditions as applied immediately prior to the Effective Time.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding award of performance stock units in respect of Synovus Common Stock (each, a “Synovus PSU Award”) vested in full, with performance metrics deemed achieved at the maximum level, and was converted into the right to receive, without interest and less applicable tax withholdings, a number of shares of Newco Common Stock equal to (x) the maximum number of shares of Synovus Common Stock subject to such award immediately prior to the Effective Time multiplied by (y) 0.5237, rounded up to the nearest whole share. In addition, pursuant to the Merger Agreement, at the Effective Time, each outstanding award of performance stock units in respect of Pinnacle Common Stock (each, a “Pinnacle PSU Award”) vested in full and was converted into the right to receive, without interest and less applicable tax withholdings, a number of shares of Newco Common Stock equal to the maximum number of shares of Pinnacle Common Stock subject to such Pinnacle PSU Award immediately prior to the Effective Time, rounded up to the nearest whole share, together with a cash payment equal to all dividend equivalents accrued but unpaid as of the Effective Time with respect to such Pinnacle PSU Award, payable as soon as reasonably practicable following the Closing Date and in no event later than the first full payroll date thereafter.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding option to purchase Synovus Common Stock (each, a “Synovus Stock Option”) was converted into the right to receive, without interest and less applicable tax withholdings, a number of shares of Newco Common Stock equal to the product of (x) the value of such Synovus Stock Option, taking into account its exercise price, multiplied by (y) 0.5237. In addition, pursuant to the Merger Agreement, at the Effective Time, Newco assumed the Synovus Employee Stock Purchase Plan (“Synovus ESPP”). Each outstanding option to purchase Synovus Common Stock under the Synovus ESPP that was outstanding immediately prior to the Effective Time was converted into an option to purchase Newco Common Stock, with the number of shares subject to each such option and the applicable purchase price adjusted to reflect the 0.5237 exchange ratio, all in accordance with the Merger Agreement. The Synovus Director Stock Purchase Plan was terminated prior to the Effective Time pursuant to the terms of the Merger Agreement.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding award of Pinnacle restricted stock vested in full and was converted into the right to receive, without interest and less applicable tax withholdings, a number of shares of Newco Common Stock equal to the number of shares of Pinnacle Common Stock subject to such Pinnacle restricted stock award immediately prior to the Effective Time, together with a cash payment equal to all dividend equivalents accrued but unpaid as of the Effective Time with respect to such award.

After the completion of the Merger, Newco Common Stock will be listed on the New York Stock Exchange (the “NYSE”) under trading symbol “PNFP,” Newco Series A Preferred Stock will be listed on the NYSE under trading symbol “PNFP-PrA,” Newco Series B Preferred Stock will be listed on the NYSE under trading symbol “PNFP-PrB,” and Newco Depositary Shares in respect of Newco Series C Preferred Stock will be listed on the NYSE under the trading symbol “PNFP-PrC.”

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The issuance of shares of Newco Common Stock, Newco Preferred Stock and Newco Depositary Shares in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-289866) filed by Newco with the Securities and Exchange Commission (the “SEC”) and declared effective on September 30, 2025 (the “Registration Statement”). The joint proxy statement/prospectus included in the Registration Statement contains additional information about the Merger Agreement and the transactions contemplated thereby.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, Synovus no longer fulfills the listing requirements of the New York Stock Exchange (“NYSE”). In connection with the closing of the Merger, Synovus notified NYSE that the Certificate of Merger had been filed with the Secretary of State of the State of Georgia and the Articles of Merger had been filed with the Secretary of State of the State of Tennessee, each of which became effective on January 1, 2026. Synovus requested that trading in Synovus Common Stock be suspended and further requested that NYSE (i) withdraw Synovus Common Stock, Synovus Series D Preferred Stock and Synovus Series E Preferred Stock from listing on NYSE and (ii) file with the SEC on Form 25 a notification of delisting of such securities and the deregistration of such securities under Section 12(b) of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), in each case on January 2, 2026. As a result, Synovus Common Stock, Synovus Series D Preferred Stock and Synovus Series E Preferred Stock will no longer be listed on NYSE.

Newco, as successor to Synovus, intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of Synovus Common Stock, Synovus Series D Preferred Stock and Synovus Series E Preferred Stock under Section 12(g) of the Exchange Act and the suspension of Synovus’ reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable. The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

As of the Effective Time, each holder of Synovus Common Stock, Synovus Series D Preferred Stock and Synovus Series E Preferred Stock ceased to have any rights with respect thereto, except the right to receive the applicable consideration described above and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of the Registrant.

The information set forth under Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, all directors and executive officers of Synovus ceased to serve in such capacities. In accordance with the terms of the Merger Agreement, immediately following the Effective Time, the board of directors of the combined company and the combined bank will consist of (i) M. Terry Turner, the former Chief Executive Officer and President of Pinnacle; (ii) Robert A. McCabe, Jr., the former Chairman of Pinnacle; (iii) G. Kennedy Thompson, a former director of Pinnacle; (iv) Kevin S. Blair, the former Chairman of the Board, Chief Executive Officer and President of Synovus; (v) Tim E. Bentsen, the former Lead Independent Director of Synovus; (vi) Abney S. Boxley, III, a former director of Pinnacle; (vii) Gregory L. Burns, a former director of Pinnacle; (viii) Pedro Cherry, a former director of Synovus; (ix) Thomas C. Farnsworth III, a former director of Pinnacle; (x) David B. Ingram, a former director of Pinnacle; (xi) John H. Irby, a former director of Synovus; (xii) Decosta E. Jenkins, a former director of Pinnacle; (xiii) Gregory Montana, a former director of Synovus; (xiv) Barry L. Storey, a former director of Synovus; and (xv) Teresa White, a former director of Synovus.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws of Synovus ceased to be in effect by operation of law. The Articles of Incorporation of Newco and the Bylaws of Newco, in each case as in effect immediately prior to the Effective Time, were amended and restated by the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws of Pinnacle Financial Partners, Inc., which are attached hereto as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events.

On January 2, 2026, Synovus and Pinnacle issued a press release announcing the completion of the Merger, a copy of which is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of July 24, 2025, by and among Synovus Financial Corp., Pinnacle Financial Partners, Inc. and Steel Newco Inc. (incorporated by reference to Exhibit 2.1 to Synovus Financial Corp.’s Current Report on Form 8-K, filed with the SEC on July 25, 2025).

3.1	Amended and Restated Articles of Incorporation of Pinnacle Financial Partners, Inc., effective as of January 1, 2026.
3.2	Amended and Restated Bylaws of Pinnacle Financial Partners, Inc., effective as of January 1, 2026.
99.1	Joint Press Release, dated January 2, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC. a Georgia corporation
(as successor by merger to the registrant)

	By:	/s/ Kevin S. Blair
	Name:	Kevin S. Blair
	Title:	President and Chief Executive Officer

Dated: January 2, 2026